RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(the “Trust”)

SUPPLEMENT DATED AUGUST 3, 2015
TO
SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

EACH DATED MARCH 1, 2015
(AS SUPPLEMENTED THROUGH JULY 31, 2015)

AMERICAN INDEPENDENCE LAFFER DIVIDEND GROWTH FUND

(TICKER SYMBOLS:  LDGIX, LDGAX, LDGCX)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) LISTED ABOVE.

This supplement to the Summary Prospectus, Prospectus and SAI, each dated March 1, 2015, as amended through July 31, 2015, updates certain information with respect to the Laffer Dividend Growth Fund.

As previously announced, American Independence Financial Services, LLC (“American Independence”), investment adviser to the Fund, announced that it had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which would be renamed RiskX Investments, LLC. The Merger was consummated on July 31, 2015. Therefore, effective July 31, 2015, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated upon the Merger. In addition, the Investment Sub-Advisory Agreement between American Independence and Laffer Investments, Inc. (“Laffer Investments”), sub-adviser to the Fund, was terminated.

At a meeting held on March 19, 2015, the Fund’s Trustees approved the terms of an interim investment advisory agreement and an interim investment sub-advisory agreement (“Interim Agreements”) and a proposed investment advisory agreement and a proposed investment sub-advisory agreement (the “Proposed Agreements”). Subsequent to that meeting, the Fund’s Trustees approved the liquidation of the Fund as of August 31, 2015, which was announced in a supplement dated July 31, 2015, to the Fund’s Prospectuses and SAI. Therefore, shareholders will not be asked to approve the Proposed Agreements. However, under the Interim Agreements, American Independence and Laffer Investments will continue to provide the Fund with the same level of service through the liquidation date, but the Fund will not accrue, and American Independence will not receive, any advisory fees.

Effectively immediately, throughout the Prospectus and SAI, reference to American Independence Financial Services, LLC is replaced with RiskX Investments, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE